Mission Lane Oceanside, CA Beazer Homes USA, Inc JP Morgan High Yield Conference

This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent our expectations or beliefs concerning future results, and it is possible that the results described will not be achieved. These forward-looking statements can generally be identified by the use of statements that include words such as “estimate,” “project,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “goal,” “target” or other similar words or phrases. All forward-looking statements are based upon information available to us on the date of this presentation. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of our control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including, among other things, the matters discussed in our Form 10-Q for the period ended December 31, 2017 in the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Additional information about factors that could lead to material changes in performance is contained in Part I, Item 1A— Risk Factors of our Annual Report on Form 10-K for the fiscal year ended September 30, 2017. These factors are not intended to be an all-inclusive list of risks and uncertainties that may affect the operations, performance, development and results of our business, but instead are the risks that we currently perceive as potentially being material. Such factors may include: (i) economic changes nationally or in local markets, changes in consumer confidence, declines in employment levels, inflation or increases in the quantity and decreases in the price of new homes and resale homes on the market; (ii) the cyclical nature of the homebuilding industry and a potential deterioration in homebuilding industry conditions; (iii) factors affecting margins, such as decreased land values underlying land option agreements, increased land development costs on communities under development or delays or difficulties in implementing initiatives to reduce our production and overhead cost structure; (iv) the availability and cost of land and the risks associated with the future value of our inventory, such as additional asset impairment charges or writedowns; (v) shortages of or increased prices for labor, land or raw materials used in housing production, and the level of quality and craftsmanship provided by our subcontractors; (vi) estimates related to homes to be delivered in the future (backlog) are imprecise, as they are subject to various cancellation risks that cannot be fully controlled; (vii) a substantial increase in mortgage interest rates, increased disruption in the availability of mortgage financing, the recent change in tax laws regarding the deductibility of mortgage interest for tax purposes or an increased number of foreclosures; (viii) government actions, policies, programs and regulations directed at or affecting the housing market (including the Tax Cuts and Jobs Act, the Dodd-Frank Act and the tax benefits associated with purchasing and owning a home); (ix) changes in existing tax laws or enacted corporate income tax rates, including pursuant to the Tax Cuts and Jobs Act; (x) our cost of and ability to access capital, due to factors such as limitations in the capital markets or adverse credit market conditions, and otherwise meet our ongoing liquidity needs, including the impact of any downgrades of our credit ratings or reductions in our tangible net worth or liquidity levels; (xi) our ability to reduce our outstanding indebtedness and to comply with covenants in our debt agreements or satisfy such obligations through repayment or refinancing; (xii) increased competition or delays in reacting to changing consumer preferences in home design; (xiii) weather conditions or other related events that could result in delays in land development or home construction, increase our costs or decrease demand in the impacted areas; (xiv) estimates related to the potential recoverability of our deferred tax assets; (xv) potential delays or increased costs in obtaining necessary permits as a result of changes to, or complying with, laws, regulations or governmental policies, and possible penalties for failure to comply with such laws, regulations or governmental policies, including those related to the environment; (xvi) the results of litigation or government proceedings and fulfillment of any related obligations; (xvii) the impact of construction defect and home warranty claims, including water intrusion issues in Florida; (xviii) the cost and availability of insurance and surety bonds, as well as the sufficiency of these instruments to cover potential losses incurred; (xix) the performance of our unconsolidated entities and our unconsolidated entity partners; (xx) the impact of information technology failures or data security breaches; (xxi) terrorist acts, natural disasters, acts of war or other factors over which the Company has little or no control; or (xxii) the impact on homebuilding in key markets of governmental regulations limiting the availability of water. Any forward-looking statement speaks only as of the date on which such statement is made and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time-to-time, and it is not possible for management to predict all such factors. 2 Forward Looking Statements

• Top 10 US single-family homebuilder • Over 175,000 homes delivered since 1994 • Operations in 13 states across three regions with homes targeted to Millennials and Baby Boomers Southeast 28% East 28% West 44% 3 (LTM period ended 12/31/17) Southeast 24% East 21% West 55% (as of 12/31/17) Overview Strategic Pillars • Mortgage Choices • Choice Plans • Energy Efficiency Homebuilding Revenue By Region Inventory By Region Beazer at a Glance

 Focus on serving Millennials and Baby Boomers  Delivering Extraordinary Value at an Affordable Price - Desirable locations - Choices (Choice Plans & Mortgage Choice) - Energy Efficient homes 3,000 3,200 3,400 3,600 3,800 4,000 4,200 4,400 4,600 4,800 5,000 0 10 20 30 40 50 60 70 Emphasizing Value and Affordability 4 Median Household Income Population by Age Cohort (thousands) Targeted Buyers Within Income Distribution Millennials Baby Boomers Source: Moody’s Analytics

5 $ in millions, except ASP Q1 Results Note: Variances are calculated using un-rounded numbers *Details are included on the “Adjusted EBITDA Reconciliation” slide in the appendix **Active Community Count was 154 at 12/31/2016 and 156 at 12/31/2017 ***Excludes impairments, abandonments, interest included in cost of sales and certain warranty items **** Q1 FY17 SG&A excludes a $2.7 million write-off of a legacy investment in a development site FY17 Q1 FY18 Q1 ∆ Profitability Total Revenue 339.2$ 372.5$ 9.8% Adjusted EBITDA* 24.4$ 28.4$ 4.0$ Net Income/Loss (Cont. Ops.) (1.4)$ (130.6)$ (129.2)$ Unit Activity Orders 1,005 1,110 10.4% Closings 995 1,066 7.1% Average Sales Price ($000's) 337.8$ 345.0$ 2.1% Cancellation Rate 21.2% 18.9% (230 bps) Active Community Count, Avg** 156 155 (0.4)% Sales/Community/Month 2.2 2.4 10.9% Margins HB Gross Margin*** 20.5% 20.9% 40 bps SG&A (% of Total Revenue)**** 13.9% 13.9% 0 bps Balance Sheet Unrestricted Cash 158.6$ 177.8$ 19.2$ Land & Development Spending 103.2$ 141.7$ 38.5$

Balanced Growth Strategy Improving Balance Sheet Efficiency • Debt Refinancing • LHFFD Activation • Expanding Gatherings • Increased Land Spend 6 Six Levers for EPS Growth • Community count • ASP • Sales pace • Gross margin • SG&A leverage • Lower interest expense % Balanced Growth = Sales & Profit Growth + More Efficient Balance Sheet

7 “2B-10” is a multi-year plan to reach $2 billion in Revenue and 10% EBITDA Margin *Excludes impairments, abandonments, interest included in cost of sales and certain warranty items **Details are included on the “Adjusted EBITDA Reconciliation” slide in the appendix “2B-10” Plan Ranges vs. LTM Results "2B-10" Plan Ranges Q1 FY18 LTM Results Sales / Community/ Month 2.8 - 3.2 3.0 Average Selling Price ("ASP") $340k - $350k $344.4k Average Community Count 170 - 175 155 Total Revenue $2.0 billion $1.9 billion HB Gross Margin %* 21% - 22% 21.3% SG&A (% of Total Revenue) 11% - 12% 12.2% Adjusted EBITDA** $200 million $182.7million Revenue Margin

$1,334 $1,436 $1,706 $1,817 $1,950 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Q1 Q1 Q1 Q1 Q1 FY14 FY15 FY16 FY17 FY18 $100.2 $127.9 $153.7 $154.8 $182.7 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Q1 Q1 Q1 Q1 Q1 FY14 FY15 FY16 FY17 FY18 Increases in LTM Revenue and EBITDA Total Revenue* – LTM $ in millions Adjusted EBITDA** – LTM $ in millions *Total Revenue is for Continuing Operations **Details are included on the “Adjusted EBITDA Reconciliation” slide in the appendix 8

Average Total Assets vs. LTM EBITDA* *Details are included on the “Adjusted EBITDA Reconciliation” slide in the appendix 9 $(25) $- $25 $50 $75 $100 $125 $150 $175 $200 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Q1 FY12 Q1 FY13 Q1 FY14 Q1 FY15 Q1 FY16 Q1 FY17 Q1 FY18 A d jus te d E B ITD A ( $ m il li o n s) A v er a ge T o ta l A ss ets ( $ m il li o n s) Average Total Assets (ex DTA) LTM EBITDA

71% 77% 81% 87% 93% 25% 19% 16% 11% 6% 4% 4% 3% 2% 1% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1 Q1 Q1 Q1 Q1 FY14 FY15 FY16 FY17 FY18 Active Inventory % LHFFD % PHFS % 10 Increasing Land Spend & Capital Efficiency Quarterly Land Spend At December 31, 2017: 22,324 total controlled lots 20,383 active lots Total Inventory Dollars $ in millions Note: Totals may not foot due to rounding $74.9 $65.7 $63.5 $97.3 $96.4 $28.3 $37.2 $40.3 $39.2 $45.3 $40.3 $20.3 $0.3 $41.0 $15.6 $143.5 $123.2 $104.1 $177.4 $157.4 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 Q1 Q2 Q3 Q4 Q1 FY17 FY18 Land Land Development LHFFD Activation Q1 FY14 Q1 FY15 Q1 FY16 Q1 FY17 Q1 FY18 28% 26% 29% 30% 26% Option Lots as % of Active Lots

162 159 157 155 155 156 154 155 154 155 50 70 90 110 130 150 170 Q1 Q2 Q3 Q4 Q1 FY17 FY18 Active Community Count, LTM Active Community Count, Quarterly "2B-10" Range 175 170 Active Communities at 12/31/2017 156 Closing in Next 6 Months - 35 Opening in Next 6 Months + 35 Under Development (excluding former LHFFD & opening in N6M) + 20 Former LHFFD Not Yet Activated (excluding opening in N6M) + 14 Approved But Not Yet Closed (excluding opening in N6M) + 26 11 Average Active Community Count Note: An active community has achieved at least 2 initial sales and has at least 2 unsold units remaining Community Count Activity Community Count Active Communities The information above is as of 12/31/2017

12 Capital Efficiency Strategies: LHFFD & Land Bank Impact LHFFD Activation Land Banking Reduction of inactive assets on balance sheet Cash generation from previously inactive assets Significantly lower initial cash outlay compared to standard deals. Enables us to do projects we otherwise would not Higher IRR on investment Faster asset turnover (typically about 2x) Adds incremental EBITDA Drives higher ROA The margin impact from our increased use of Land Banking as well as the activation of former LHFFD has already been largely absorbed, and we do not expect a material additional impact to Total Company gross margin moving forward

13 Leverage and Capital Structure Improvements *Details are included on the “Adjusted EBITDA Reconciliation” slide in the appendix 11.3x 10.8x 8.8x 7.6x 6.3x 4x 5x 6x 7x 8x 9x 10x 11x 12x 13x 14x Q1 FY14 Q1 FY15 Q1 FY16 Q1 FY17 Q1 FY18 5.0 7.3 - 1 2 3 4 5 6 7 8 9/30/2015 12/31/2017 7.3% 7.0% 6% 7% 8% 9/30/2015 12/31/2017 Net Debt/LTM Adjusted EBITDA* Weighted Average Maturity (Years) Weighted Average Interest Rate

$177.8 $12.1 $165.8 $96.4 $500.0 $24.8 $250.0 $400.0 $62.5 $- $200 $400 $600 Unrestricted Cash Restricted Cash - LC/Escrow Undrawn Revolver Senior Unsecured Debt Junior Debt - Net of Accretion Notes: -There is an additional $4.2 million of secured divisional debt on the balance sheet with various maturity dates -Years are calendar years Maturity Schedule – 12/31/2017 14 Will repay remaining $96.4 million of 2019 Notes at the end of Fiscal 2018 $ in millions

Push Toward 10+ ROA with Declining Cost of Capital 15 Notes • ROA is LTM Adjusted EBITDA/Total Assets at end of period • NTM Cash Int Exp is cash interest due for following 12-month period assuming principal balances and interest rates remain fixed at their end of period position 5.2% 6.5% 6.6% 7.1% 8.8% $121 $112 $110 $99 $96 $80 $90 $100 $110 $120 $130 0% 2% 4% 6% 8% 10% Q1 FY14 Q1 FY15 Q1 FY16 Q1 FY17 Q1 FY18 C a sh I n te rest E x p en se - N ex t 1 2 M o n th s ($ m il li o n s) R etu rn o n A ss et s ROA NTM Cash Int Exp

Total Assets as of 12/31/2017 $ in millions Assets EBITDA ROA Unrestricted & Restricted Cash 189.9$ Working Capital 38.2 PPE & Investments 23.0 Active Inventory 1,302.9 182.7$ 11.8% Former LHFFD - Under Development 207.4 Current LHFFD & PHFS 116.4 Deferred Tax Assets 200.1 Total Assets 2,078.0$ 182.7$ 8.8% Driving ROA Through Increased Capital Efficiency Notes: “Active Inventory” plus “Former LHFFD – Under Development” combined make up the 93% of Total Inventory currently active on Slide 10 $183M of EBITDA generated off of approximately $1.5B of Active Assets 25% of Total Assets are currently non-earning assets 16

2nd Quarter Expectations 17 Metric Q2 FY18 vs Prior Year New Home Orders Flat to Up Slightly Community Count Relatively Flat Closings Up Backlog Conversion Mid to High 60% Range Average Selling Price Mid to High $340k’s HB Gross Margin % Relatively Flat SG&A % of Total Revenue Down Land Sale Revenue Relatively Flat Adjusted EBITDA Up Land Spend Up

18 Balanced Growth = Earnings Growth + Capital Efficiency Push to achieve 2B-10 Drive toward double-digit ROA Focus for Fiscal 2018

Appendices 19

Q1 FY17 Q1 FY18 Quarter Ending Backlog (units) 1,926 1,899 Quarter Ending Backlog ($ in millions) 666.1$ 704.4$ ASP in Backlog ($ in thousands) 345.8$ 370.9$ Quarter Beg. Backlog 1,916 1,855 Scheduled to Close in Future Qtrs. (933) (870) Backlog Scheduled to Close in the Qtr. 983 985 Backlog Activity: Cancellations (92) (90) Pushed to Future Quarters (142) (116) Close Date Brought Forward 66 61 Sold & Closed During the Qtr 180 226 Total Closings in the Quarter 995 1,066 Backlog Conversion Rate 51.9% 57.5% Closings as % of BL Scheduled to Close in the Qtr. 101.2% 108.2% 20 Backlog Detail

2.8 2.8 2.9 2.9 3.0 2.2 3.4 3.4 2.8 2.4 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 Q1 Q2 Q3 Q4 Q1 FY17 FY18 Sales per Active Community per Month, LTM Sales per Active Community per Month, Quarterly Sales per Active Community per Month 2B-10 Range, 3.2 2.8 21 Note: An active community has achieved at least 2 initial sales and has at least 2 unsold units remaining Sales Pace Within “2B-10” Target Range

$333 $335 $338 $343 $344 $346 $347 $352 $359 $371 $338 $340 $341 $350 $345 $280 $290 $300 $310 $320 $330 $340 $350 $360 $370 $380 Q1 Q2 Q3 Q4 Q1 FY17 FY18 Average Sales Price, LTM Backlog ASP at Quarter End Average Sales Price, Quarterly "2B-10" Range, LTM $350 $340 22 Backlog ASP Suggests Further Growth $ in thousands

$68.5 $69.4 $70.5 $72.9 $73.4 $65 $66 $67 $68 $69 $70 $71 $72 $73 $74 Q1 Q2 Q3 Q4 Q1 FY17 FY18 HB Gross Profit per Closing, LTM 20.6% 20.7% 20.9% 21.2% 21.3% 20.5% 20.7% 21.3% 22.0% 20.9% 15% 16% 17% 18% 19% 20% 21% 22% 23% Q1 Q2 Q3 Q4 Q1 FY17 FY18 HB Gross Margin, LTM HB Gross Margin, Quarterly "2B-10" Range, LTM 22% 21% 23 Homebuilding Gross Margin* *Excludes impairments, abandonments and interest included in cost of sales as well as certain warranty items Gross Margin Within “2B-10” Range $ in thousands Homebuilding Gross Profit Dollars Per Closing*

67.4 67.5 67.8 68.5 69.4 70.5 72.9 73.4 40.7 40.7 41.4 42.1 42.0 42.1 42.4 42.6 $30 $35 $40 $45 $50 $55 $60 $65 $70 $75 $80 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 FY16 FY17 FY18 HB Gross Profit* per Closing, LTM SG&A Per Closing, LTM 24 SG&A** Leverage (% of Total Revenue) SG&A Leverage as Revenue Grows *Excludes impairments, abandonments, interest included in cost of sales and certain warranty items ** Q1 FY17 SG&A excludes a $2.7 million write-off of a legacy investment in a development site LTM Homebuilding Gross Profit* vs. SG&A** per Closing $ in thousands 12.4% 12.3% 12.3% 12.2% 12.2% 13.9% 13.3% 12.4% 10.5% 13.9% 6% 8% 10% 12% 14% 16% Q1 Q2 Q3 Q4 Q1 FY17 FY18 SG&A % - LTM SG&A % - Quarterly "2B-10" Range 12% 11%

25 Geographic Mix Impacts Year-Over-Year Q1 ASP Q1 FY17 ASP Q1 FY18 ASP Change in ASP ($) Change in ASP (%) Q1 FY17 Closings Q1 FY18 Closings Change in Mix West $337K $336K $-1K -0.3% 51.3% 49.3% -2.0% East $374 $381 $7 1.7 21.8 21.1 -0.7 SE $310K $335K $25K 8.0% 26.9% 29.5% 2.6%

26 Geographic Mix Impacts Year-Over-Year Q1 Margin Note: Segment gross margin excludes required capitalization of indirects, impairments and interest included in cost of sales Q1 FY17 GM% Q1 FY18 GM% Change in GM% Q1 FY17 Closings Q1 FY18 Closings Change in Mix West 21.4 21.6 20bps 51.3% 49.3% -2.0% East 16.5% 19.2% 270bps 21.8 21.1 -0.7 SE 17.5 17.6 10bps 26.9% 29.5% 2.6%

2,359 4,317 8,362 5,345 1,354 587 27 Land Position Lot Position at December 31, 2017 Homes Under Construction Finished Lots Owned Land Under Development Land Held for Future Development Property Held for Sale Immediate Availability – 30% Near-Term Availability – 61% Long-Term and Non-Strategic Assets – 9% Lots Under Option 22,324 total controlled lots 20,383 active lots

178 162 119 132 171 167 290 427 536 571 423 481 468 589 655 703 594 648 0 250 500 750 Q4 Q1 Q2 Q3 Q4 Q1 FY16 FY17 FY18 Finished Homes Under Construction 28 Spec Homes Note: Spec count as of each quarter-end Available Specs

(In thousands) Maturity Date Next Call Call Price Dec 31, 2016 Dec 31, 2017 5.750% Senior Notes June 2019 3/15/2019 100.000 321,393 96,393 7.500% Senior Notes September 2021 198,000 - 8.750% Senior Notes March 2022 3/15/2019 104.375 500,000 500,000 7.250% Senior Notes February 2023 2/1/2018 103.625 199,834 24,834 6.750% Senior Notes March 2025 3/15/2020 105.063 - 250,000 5.875% Senior Notes October 2027 10/15/2022 102.938 - 400,000 Unamortized debt premium, net 2,260 3,220 Unamortized debt issuance costs (13,314) (16,545) Total Senior Notes, net 1,208,173 1,257,902 Term Loan March 2018 53,080 - Junior Subordinated Notes July 2036 60,387 62,453 Other Secured Notes payable Various Dates 14,843 4,154 Total debt 1,336,483$ 1,324,509$ Notes: Term Loan net of unamortized discount of $725 and unamortized debt issuance costs of $1,195 Junior Subordinated Notes net of unamortized accretion of $40,387 and $38,320 respectively Debt Structure 29

Adjusted EBITDA Reconciliation

$ in thousands	Three Months Ended December 31,			LTM Ended December 31,		
	2016	2017	Variance	2016	2017	Variance
Net (loss) income	$ (1,429)	$ (130,947)	$ (129,518)	$ 2,265	$ (97,705)	$ (99,970)
Expense (benefit) from income taxes	(2,579)	107,979	110,558	13,139	113,179	100,040
Interest amortized to home construction and land sales expenses and capitalized interest impaired	15,644	16,476	832	81,315	89,652	8,337
Interest expense not qualified for capitalization	5,252	3,435	(1,817)	23,208	13,819	(9,389)
EBIT	**16,888**	**(3,057)**	**(19,945)**	**119,927**	**118,945**	**(982)**
Depreciation and amortization and stock-based compensation amortization	4,859	5,117	258	21,864	22,431	567
EBITDA	**21,747**	**2,060**	**(19,687)**	**141,791**	**141,376**	**(415)**
Loss on debt extinguishment	-	25,904	25,904	12,595	38,534	25,939
Inventory impairments and abandonments	-	450	450	13,216	2,839	(10,377)
Additional insurance recoveries from third-party insurer	-	-	-	(15,500)	-	15,500
Write-off of deposit on legacy land investment	2,700		(2,700)	2,700		(2,700)
Adjusted EBITDA	**$ 24,447**	**$ 28,414**	**$ 3,967**	**$ 154,802**	**$ 182,749**	**$ 27,947**

BEAZER HOMES

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31 Deferred Tax Assets - Summary As of December 31, 2017, our valuation allowance of $54.7 million related to our deferred tax assets remains consistent with the determinations we made during the period ended September 30, 2017. The reductions in our deferred tax assets and valuation allowance during the quarter ended December 31, 2017 were driven by the reduced Federal corporate tax rate of 21% as a result of the Tax Cuts and Jobs Act being enacted into law in December. See Form 10-Q for additional detail. ($ in millions) December 31, December 31, 2016 2017 Deferred Tax Assets 378.9$ 254.8$ Valuation Allowance (66.3) (54.7) Net Deferred Tax Assets 312.7$ 200.1$ Note: Totals may not foot due to rounding

Application of Reduction in Federal tax rate: Federal Book/Tax Differences and NOLs $310.4 million Federal Tax Credits State Tax Attributes Federal NOL VA ($28.9) million Federal Tax Credits VA State Tax Attributes VA (124.2) 11.6 Net Reduction of $112.6 million Not impacted by changes in federal tax rate Valued at current federal rate Valued at current state rates Tax Credits Deferred Tax Assets – Impact of Tax Rate Change 32